SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 27, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 1996, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S15)


                 Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)

     DELAWARE                   333-4846          75-2006294
(State or Other Jurisdiction  (Commission     (I.R.S. Employer
of Incorporation)                  File Number)     Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000







Item 7.   Financial Statements, Pro Forma Financial Information
            and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1.   Pooling and Servicing Agreement, dated as of June
1, 1996, among Residential Funding Mortgage Securities I, Inc. as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.


                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I,
                              INC.


                              By:/s/     RoberS.ConwaY
                              Name:     Robert S. Conway
                              Title:       Vice President


Dated:  June 27, 1996



                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES I,
                              INC.


                              By:   /s/ Robert S. Conway
                              Name: Robert S. Conway
                              Title:   Vice President


Dated:  June 27, 1996



                        EXHIBITS